News Release

Unisys Announces 1Q22 Results

Significant Year-Over-Year Growth in Annual Contract Value and Pipeline; Cloud & Infrastructure Solutions Revenue Grows Year Over Year

•Annual Contract Value3 (“ACV”) grew 43% YoY
◦Driven by significant YoY growth in Digital Workplace Solutions (“DWS”) and Cloud & Infrastructure Solutions (“C&I”) ACV
•Total company pipeline2 grew 31% YoY and was up 24% since YE21
◦Driven by significant YoY and sequential growth in DWS and C&I pipelines
•Total company revenue was down 12.4% YoY, driven as expected by a lighter Enterprise Computing Solutions (“ECS”) renewal schedule and the exiting of non-strategic DWS contracts in 2021. Excluding these impacts, revenue was up 3.0% YoY
◦C&I revenue grew 7.0% YoY

BLUE BELL, Pa., April 27, 2022 – Unisys Corporation (NYSE: UIS) today reported first-quarter 2022 financial results. “Clients and prospects are responding positively to our expanded and enhanced solution portfolio, demonstrated by increased ACV and pipeline year over year,” said Unisys Chair and CEO Peter A. Altabef. “First-quarter financial results were impacted by anticipated ECS renewal timing and the exiting of non-strategic DWS contracts in 2021, but were largely in line with our expectations. Broad market knowledge of our higher-value offerings is growing, and we expect our marketing and sales efforts to further increase awareness and differentiation.”

Summary of First-Quarter 2022 Results
•Revenue:
◦Revenue was impacted by the ECS license renewal schedule being lighter YoY, as expected. Additionally, as the company continues the transformation of its DWS segment to target higher-growth, higher-margin solutions, DWS new business grew during the quarter but did not fully offset the impact of non-strategic contracts exited in 2021.
◦As a result, revenue was $446.7M vs. $509.8M in the prior-year period
▪The impact of from ECS was $48.7M
▪The impact of the noted non-strategic DWS contracts exited in 2021 was $26.1M
▪Excluding these two impacts, total company revenue grew 3.0% YoY

•Gross Profit:
◦The revenue decline noted above had a flow-through impact to profitability, with the lighter ECS renewal schedule being the primary driver
◦Gross profit was $87.4M vs. $139.2M in the prior-year period
◦Gross profit margin was 19.6% vs. 27.3% in the prior-year period
•Operating Profit:
◦Operating profit was $(23.5)M vs. $43.6M in the prior-year period
▪Non-GAAP operating profit(5) was $(14.1)M vs. $51.4M in the prior-year period
◦Operating profit margin was (5.3)% vs. 8.6% in the prior-year period
▪Non-GAAP operating profit margin was (3.2)% vs. 10.1% in the prior-year period
•Adjusted EBITDA and Net Income:
◦Adjusted EBITDA(6) was $34.2M vs. $93.9M in the prior-year period
▪Adjusted EBITDA margin was 7.7% vs. 18.4% in the prior-year period
◦Net loss was $57.3M vs. $157.8M in the prior-year period
▪Net income margin was (12.8)% vs. (31.0)% in the prior-year period
◦Non-GAAP net loss (7) was $27.3M vs. income of $29.8M in the prior-year period
▪Non-GAAP net income margin was (6.1)% vs. 5.8% in prior-year period
•Earnings Per Share:
◦Loss per diluted share was $0.85 vs. $2.45 in the prior-year period
◦Non-GAAP diluted loss per share was $0.41 vs. earnings per diluted share of $0.46 in the prior-year period
•Cash Flow:
◦Cash used in operations was $33.0M vs. $42.9M in the prior-year period
◦Free cash flow(8) was $(51.7)M vs. $(70.4) M in the prior-year period
◦Adjusted free cash flow(9) was $(27.0)M vs. $(24.4)M in the prior-year period
•Pipeline, ACV and Backlog:
◦Total company pipeline increased 31% YoY to $5.9B and was up 24% since YE21
▪Driven by significant YoY and sequential growth in DWS and C&I pipelines, including significant YoY and sequential growth in pipeline for targeted areas within those segments
◦Annual contract value (“ACV”) increased 43% YoY
▪Driven by significant YoY growth in DWS and C&I ACV
◦Total company backlog(1) was $2.9B vs. $3.0B as of YE21
▪Clients continue to prefer shorter contract duration, which impacted the aggregate backlog amount. Had contract duration been consistent YoY, backlog would have been flat versus the year-end level.
•Balance Sheet:
◦Net leverage(4) as of March 31, 2022 was 0.9x
◦As of March 31, 2022, total cash and cash equivalents was $491.4M

1Q22 Financial Highlights by Segment:
Digital Workplace Solutions (“DWS”), transforming digital workplaces and end-user experiences:
•The company’s transformation of its DWS business to focus on higher-growth, higher-margin solutions is continuing. Client receptivity to the company’s expanded and enhanced DWS solution portfolio has been positive, and new business is growing, though it did not offset the impact in the quarter of non-strategic contracts exited in 2021.
•DWS revenue was $124.8M vs. $142.9M in the prior-year period
◦The impact of the DWS contracts noted above was $26.1M
◦Excluding this impact, DWS revenue grew 6.9% YoY
•DWS gross profit was $16.0M vs. $19.1M in the prior-year period
◦DWS gross margin was 12.8% vs. 13.4% in the prior-year period
Cloud and Infrastructure Solutions (“C&I”), driving modern technology platforms and cloud application development:
•The company’s targeted strategy for growth in cloud drove YoY C&I revenue growth in the first quarter. The company recognized charges in the quarter associated with three contracts that impacted profitability but are not expected to be long-term in nature. Excluding the impact of these three contracts, C&I profitability improved year over year.
•C&I revenue grew 7.0% YoY to $129.1M vs. $120.7M in the prior-year period
•C&I gross profit was $7.0M vs. $9.9M in the prior-year period
◦C&I gross margin was 5.4% vs. 8.2% in the prior-year period
◦The impact of the three noted contracts on C&I gross margin was 520 basis points
◦Excluding this impact, C&I gross margin increased 240 basis points YoY
Enterprise Computing Solutions (“ECS”), enabling digital services through software-defined operating environments:
•The ECS license renewal schedule was lighter year over year as anticipated (which impacted both revenue and profitability, as ECS costs are largely fixed), though segment revenue and profitability were slightly better than internal expectations for the quarter.
•ECS revenue was $120.6M vs. $169.3M in the prior-year period
•ECS gross profit was $62.8M vs. $104.8M in the prior-year period
◦ECS gross margin was 52.1% vs. 61.5% in the prior-year period

Conference Call
Unisys will hold a conference call April 28th at 8:00 a.m. Eastern Time to discuss its results. The listen-only webcast, as well as the accompanying presentation materials, can be accessed on the Unisys Investor website at www.unisys.com/investor. Following the call, an audio replay of the webcast, and accompanying presentation materials, can be accessed through the same link.

(1) Backlog – Represents future revenue associated with contracted work which has not yet been delivered or performed. Although we believe this backlog is firm, we may, for commercial reasons, allow the orders to be cancelled, with or without penalty.

(2) Pipeline – Pipeline represents prospective sale opportunities being pursued or for which bids have been submitted. There is no assurance that pipeline will translate into recorded revenue.

(3) Annual Contract Value – The revenue expected to be recognized during the first twelve months following the signing of a contract.

(4) Net Leverage – Net leverage excludes the deficit associated with the qualified U.S. pension plans, given that based on calculations and actuarial assumptions as of December 31, 2021, no future cash contributions are required to the qualified U.S. pension plans for at least the next 10 years. Net leverage includes the deficit from all other pension plans, given the remaining contributions required to those plans.

Non-GAAP and Other Information
Although appropriate under generally accepted accounting principles (“GAAP”), the company’s results reflect charges that the company believes are not indicative of its ongoing operations and that can make its profitability and liquidity results difficult to compare to prior periods, anticipated future periods, or to its competitors’ results. These items consist of certain portions of post-retirement and cost-reduction and other expenses. Management believes each of these items can distort the visibility of trends associated with the company’s ongoing performance. Management also believes that the evaluation of the company’s financial performance can be enhanced by use of supplemental presentation of its results that exclude the impact of these items in order to enhance consistency and comparativeness with prior or future period results. The following measures are often provided and utilized by the company’s management, analysts, and investors to enhance comparability of year-over-year results, as well as to compare results to other companies in our industry.

(5) Non-GAAP operating profit – The company recorded pretax post-retirement expense and pretax charges in connection with cost-reduction activities and other expenses. For the company, non-GAAP operating profit excluded these items. The company believes that this profitability measure is more indicative of the company’s operating results and aligns those results to the company’s external guidance, which is used by the company’s management to allocate resources and may be used by analysts and investors to gauge the company’s ongoing performance.

(6) EBITDA & adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is calculated by starting with net income (loss) attributable to Unisys Corporation common shareholders and adding or subtracting the following items: net income attributable to noncontrolling interests, interest expense (net of interest income), provision for income taxes, depreciation and amortization. Adjusted EBITDA further excludes post-retirement and cost-reduction and other expenses, non-cash share-based expense, and other (income) expense adjustment. In order to provide investors with additional understanding of the company's operating results, these charges are excluded from the adjusted EBITDA calculation.

(7) Non-GAAP net income and non-GAAP diluted earnings per share – The company has recorded post-retirement expense and charges in connection with and cost-reduction activities and other expenses. Management believes that investors may have a better understanding of the company’s performance and return to shareholders by excluding these charges from the GAAP diluted earnings/loss per share calculations. The tax amounts presented for these items for the calculation of non-GAAP diluted earnings per share include the current and deferred tax expense and benefits recognized under GAAP for these amounts.

(8) Free cash flow – The company defines free cash flow as cash flow from operations less capital expenditures. Management believes this liquidity measure gives investors an additional perspective on cash flow from on-going operating activities in excess of amounts used for reinvestment.

(9) Adjusted free cash flow – Because inclusion of the company’s post-retirement contributions, cost-reduction charges/reimbursements and other payments in free cash flow may distort the visibility of the company’s ability to generate cash flow from its operations without the impact of these non-operational costs, management believes that investors may be interested in adjusted free cash flow, which provides free cash flow before these payments. This liquidity measure was provided to analysts and investors in the form of external guidance and is used by management to measure operating liquidity.

About Unisys
Unisys is a technology solutions company that delivers successful outcomes for the most demanding organizations around the world. Unisys offerings include digital workplace solutions, cloud and infrastructure solutions, enterprise computing solutions and business process solutions. For more information on how Unisys delivers for its clients across the commercial, financial services and government sectors, visit unisys.com.

Forward-Looking Statements
Any statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, any projections or expectations of earnings, revenues, non-GAAP operating profit margin, adjusted EBITDA margin, annual contract value, total contract value, new business ACV or TCV, backlog, pipeline or other financial items; any statements of the company’s plans, strategies or objectives for future operations; statements regarding future economic conditions or performance; and any statements of belief or expectation. All forward-looking statements rely on assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. In particular, statements concerning annual and total contract value are based, in part, on the assumption that each of those contracts will continue for their full contracted term. Risks and uncertainties that could affect the company’s future results include, but are not limited to, the following: our ability to attract and retain experienced personnel in key positions; our ability to grow revenue and expand margin in our Digital Workplace Solutions and Cloud and Infrastructure Solutions businesses; our ability to maintain our installed base and sell new solutions and related services; the business and financial risk in implementing acquisitions or dispositions; the potential adverse effects of aggressive competition in the information services and technology market; our ability to effectively anticipate and respond to rapid technological innovation in our industry; our ability to retain significant clients and attract new clients; our contracts may not be as profitable as expected or provide the expected level of revenues; our ability to develop or acquire the capabilities to enhance the company’s solutions; we have significant underfunded pension obligations; the impact of COVID-19 on our business, growth, reputation, projections, financial condition, operations, cash flows and liquidity; the performance and capabilities of third parties with whom we have commercial relationships; cybersecurity breaches could result in incurring significant costs and could harm our business and reputation; a failure to meet standards or expectations with respect to the company’s environmental, social and governance practices; the risks of doing business internationally when a significant portion of our revenue is derived from international operations; our ability to access financing markets; a reduction in our credit rating; the adverse effects of global economic conditions, acts of war, terrorism, natural disasters or the widespread outbreak of infectious diseases; a significant disruption in our IT systems could adversely affect our business and reputation; we may face damage to our reputation or legal liability if our clients are not satisfied with our services or products; the potential for intellectual property infringement claims to be asserted against us or our clients; the possibility that legal proceedings could affect our results of operations or cash flow or may adversely affect our business or reputation; and our ability to use our net operating loss carryforwards and certain other tax attributes may be limited. Additional discussion of factors that could affect the company’s future results is contained in its periodic filings with the Securities and Exchange Commission. The company assumes no obligation to update any forward-looking statements. While included under the definition of forward-looking statements, for the avoidance of doubt, any specific guidance or color that the company may provide from time to time regarding its expected future financial performance is effective only on the date given. The company generally will not update, reaffirm or otherwise comment on any such information except as it deems necessary, and then only in a manner that complies with Regulation FD.

Contacts:
Investors: Courtney Holben, Unisys, 215-986-3379
courtney.holben@unisys.com

Media: John Clendening, Unisys, 214-403-1981
john.clendening@unisys.com

###

RELEASE NO.: 0427/9870

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.

UIS-Q

UNISYS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
(Millions, except per share data)

	Three Months Ended March 31,
	2022	2021
Revenue
Services	$392.1	$420.4
Technology	54.6	89.4
	446.7	509.8
Costs and expenses
Cost of revenue
Services	321.3	338.7
Technology	38.0	31.9
	359.3	370.6
Selling, general and administrative	104.4	90.0
Research and development	6.5	5.6
	470.2	466.2
Operating (loss) income	(23.5)	43.6
Interest expense	8.4	10.1
Other (expense), net	(21.0)	(182.6)
Loss before income taxes	(52.9)	(149.1)
Provision for income taxes	4.1	8.4
Consolidated net loss	(57.0)	(157.5)
Net income attributable to noncontrolling interests	0.3	0.3
Net loss attributable to Unisys Corporation	$(57.3)	$(157.8)

Loss per share attributable to Unisys Corporation
Basic	$(0.85)	$(2.45)
Diluted	$(0.85)	$(2.45)

UNISYS CORPORATION
SEGMENT RESULTS
(Unaudited)
(Millions)

	Total	DWS	C&I	ECS	Other
Three Months Ended March 31, 2022
Customer revenue	$446.7	$124.8	$129.1	$120.6	$72.2
Intersegment	—	—	—	—	—
Total revenue	$446.7	$124.8	$129.1	$120.6	$72.2
Gross profit percent	19.6%	12.8%	5.4%	52.1%
Three Months Ended March 31, 2021
Customer revenue	$509.8	$142.9	$120.7	$169.3	$76.9
Intersegment	—	—	—	1.0	(1.0)
Total revenue	$509.8	$142.9	$120.7	$170.3	$75.9
Gross profit percent	27.3%	13.4%	8.2%	61.5%

UNISYS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Millions)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$491.4	$552.9
Accounts receivable, net	369.4	451.7
Contract assets	39.9	42.0
Inventories	13.0	7.6
Prepaid expenses and other current assets	108.3	78.8
Total current assets	1,022.0	1,133.0
Properties	475.4	468.0
Less-accumulated depreciation and amortization	393.3	381.5
Properties, net	82.1	86.5
Outsourcing assets, net	109.8	124.6
Marketable software, net	171.5	176.2
Operating lease right-of-use assets	56.0	62.7
Prepaid postretirement assets	164.1	159.7
Deferred income taxes	126.6	125.3
Goodwill	314.8	315.0
Intangible assets, net	32.5	34.9
Restricted cash	9.5	7.7
Assets held-for-sale	20.0	20.0
Other long-term assets	168.1	173.9
Total assets	$2,277.0	$2,419.5
Liabilities and deficit
Current liabilities:
Current maturities of long-term-debt	$18.2	$18.2
Accounts payable	172.5	180.2
Deferred revenue	238.9	253.2
Other accrued liabilities	261.1	300.9
Total current liabilities	690.7	752.5
Long-term debt	504.9	511.2
Long-term postretirement liabilities	932.7	976.2
Long-term deferred revenue	142.2	150.7
Long-term operating lease liabilities	39.7	46.1
Other long-term liabilities	46.4	47.2
Commitments and contingencies
Total Unisys Corporation stockholders’ deficit	(128.0)	(113.7)
Noncontrolling interests	48.4	49.3
Total deficit	(79.6)	(64.4)
Total liabilities and deficit	$2,277.0	$2,419.5

UNISYS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Millions)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities
Consolidated net loss	$(57.0)	$(157.5)
Adjustments to reconcile consolidated net loss to net cash used for operating activities:
Foreign currency (gains) losses	(2.2)	2.9
Non-cash interest expense	0.4	0.9
Employee stock compensation	6.6	3.3
Depreciation and amortization of properties	10.4	7.6
Depreciation and amortization of outsourcing assets	18.3	16.1
Amortization of marketable software	15.8	15.5
Amortization of intangible assets	2.4	—
Other non-cash operating activities	0.4	(0.6)
Loss on disposal of capital assets	0.5	0.8
Postretirement contributions	(16.2)	(21.6)
Postretirement expense	10.2	169.0
Deferred income taxes, net	(3.7)	(2.0)
Changes in operating assets and liabilities, excluding the effect of acquisitions:
Receivables, net and contract assets	94.2	48.8
Inventories	(5.4)	3.7
Other assets	(26.4)	(15.2)
Accounts payable and current liabilities	(79.0)	(124.8)
Other liabilities	(2.3)	10.2
Net cash used for operating activities	(33.0)	(42.9)
Cash flows from investing activities
Purchase of businesses, net of cash acquired	(0.3)	—
Proceeds from investments	939.0	1,229.5
Purchases of investments	(941.3)	(1,235.5)
Investment in marketable software	(11.1)	(17.4)
Capital additions of properties	(5.2)	(5.1)
Capital additions of outsourcing assets	(2.4)	(5.0)
Other	(0.4)	(0.4)
Net cash used for investing activities	(21.7)	(33.9)
Cash flows from financing activities
Payments of long-term debt	(7.7)	(91.6)
Proceeds from issuance of long-term debt	—	1.5
Proceeds from exercise of stock options	—	2.7
Other	(3.5)	(7.4)
Net cash used for financing activities	(11.2)	(94.8)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	6.2	(8.6)
Decrease in cash, cash equivalents and restricted cash	(59.7)	(180.2)
Cash, cash equivalents and restricted cash, beginning of period	560.6	906.7
Cash, cash equivalents and restricted cash, end of period	$500.9	$726.5

UNISYS CORPORATION
RECONCILIATIONS OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(Unaudited)
(Millions, except per share data)

		Three Months Ended
		March 31,
		2022	2021
	GAAP net loss attributable to Unisys Corporation	$(57.3)	$(157.8)

Postretirement expense:	pretax	10.2	169.0
	tax	0.2	0.4
	net of tax	10.0	168.6

Cost reduction and other expenses:	pretax	20.1	19.1
	tax	0.1	0.1
	net of tax	20.0	19.0
	noncontrolling interest	—	—
	net of noncontrolling interest	20.0	19.0

	Non-GAAP net (loss) income attributable to Unisys Corporation	$(27.3)	$29.8

	Weighted average shares (thousands)	67,387	64,423
Plus incremental shares from assumed conversion:
	Employee stock plans	—	1,067
	Non-GAAP adjusted weighted average shares	67,387	65,490

	Diluted earnings (loss) per share
	GAAP basis
	GAAP net loss attributable to Unisys Corporation for diluted loss per share	$(57.3)	$(157.8)
	Divided by weighted average shares	67,387	64,423
	GAAP diluted loss per share	$(0.85)	$(2.45)

	Non-GAAP basis
	Non-GAAP net (loss) income attributable to Unisys Corporation for diluted (loss) earnings per share	$(27.3)	$29.8
Divided by Non-GAAP adjusted weighted average shares		67,387	65,490
Non-GAAP diluted (loss) earnings per share		$(0.41)	$0.46

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

FREE CASH FLOW

	Three Months Ended
	March 31,
	2022	2021
Cash used for operations	$(33.0)	$(42.9)
Additions to marketable software	(11.1)	(17.4)
Additions to properties	(5.2)	(5.1)
Additions to outsourcing assets	(2.4)	(5.0)
Free cash flow	(51.7)	(70.4)
Postretirement funding	16.2	21.6
Cost reduction and other payments, net	8.5	24.4
Adjusted free cash flow	$(27.0)	$(24.4)

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

EBITDA

	Three Months Ended
	March 31,
	2022	2021
Net loss attributable to Unisys Corporation	$(57.3)	$(157.8)
Net income attributable to noncontrolling interests	0.3	0.3
Interest expense, net of interest income of $2.4 and $1.6, respectively*	6.0	8.5
Provision for income taxes	4.1	8.4
Depreciation	28.7	23.7
Amortization	18.2	15.5
EBITDA	$—	$(101.4)

Postretirement expense	$10.2	$169.0
Cost reduction and other expenses**	15.0	19.1
Non-cash share based expense	6.5	3.3
Other expense, net adjustment***	2.5	3.9
Adjusted EBITDA	$34.2	$93.9

*Included in other (expense), net on the consolidated statements of income (loss)
**Reduced for depreciation and amortization included above
***Other expense, net as reported on the consolidated statements of income (loss) less postretirement expense, interest income and items included in cost reduction and other expenses

	Three Months Ended
	March 31,
	2022	2021
Revenue	$446.7	$509.8
Net loss attributable to Unisys Corporation as a percentage of revenue	(12.8)%	(31.0)%
Non-GAAP net (loss) income attributable to Unisys Corporation as a percentage of revenue	(6.1)%	5.8%
Adjusted EBITDA as a percentage of revenue	7.7%	18.4%

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

OPERATING PROFIT (LOSS)

	Three Months Ended
	March 31,
	2022	2021
GAAP operating (loss) income	$(23.5)	$43.6
Cost reduction and other expenses*	8.9	6.5
Postretirement expense**	0.5	1.3
Non-GAAP operating (loss) profit	$(14.1)	$51.4

Revenue	$446.7	$509.8

GAAP operating (loss) profit percent	(5.3)%	8.6%
Non-GAAP operating (loss) profit percent	(3.2)%	10.1%

*Included in cost of revenue, selling, general and administrative and research and development on the consolidated statements of income (loss)
**Included in selling, general and administrative on the consolidated statements of income (loss)